EXHIBIT 32.1
CERTIFICATION OF
PRESIDENT AND CHIEF EXECUTIVE OFFICER
OF RANGE RESOURCES CORPORATION
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the accompanying report on Form 10-Q for the period ending September 30, 2007 and filed with the Securities and Exchange Commission on the date hereof (the “Report”) and pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, John H. Pinkerton, President and Chief Executive Officer of Range Resources Corporation (the “Company”), hereby certify that:
1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

By:	/s/ JOHN H. PINKERTON

John H. Pinkerton October 24, 2007